Supplement to

calvert MODERATE ALLOCATION FUND

calvert aggressive ALLOCATION FUND

Calvert Equity and Asset Allocation Funds Prospectus

Class I

dated January 31, 2012

Date of Supplement: April 30, 2012

Effective immediately, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund (each a “Fund”) have each ceased offering Institutional Class (“Class I”) shares, so Class I shares of the Funds are no longer available for purchase.

All references to Class I shares of each Fund are therefore removed from the Prospectus.